Other investments	12 Months Ended
Dec. 31, 2018
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Other investments
13	Other investments

The other investments represent a convertible loan with a principal amount of USD 7.5 million provided by InterXion Participation 1 B.V. to Icolo, a company that is running a data center business in Kenya through its wholly-owned Kenyan subsidiary. Interxion has the option to convert the loan into equity on the maturity date or upon occurrence of an enforcement event. Upon implementation of IFRS 9 – Financial Instruments, the convertible loan is considered a single instrument, to be carried at fair value through profit and loss. Accordingly, since January 1, 2018, it has been accounted for as such.